John Higgins, President and CEO BIO CEO and Investor Conference February 15, 2011 Exhibit 99.1

• The following presentation contains forward-looking statements regarding Ligand’s prospects, plans and strategies, drug development programs and collaborations.  Forward-
looking statements include financial projections, expectations regarding research and development programs, and other statements including words such as “will,” “should,”
“could,” “plan,” etc. Actual events or results may differ from Ligand’s expectations. For example, expense reductions and drug development programs may not be realized.  In addition there can be no assurance that Ligand will achieve its guidance in 2011 or beyond.
• The forward-looking statements made in the presentation are subject to several risk factors, including, but not limited to, Ligand’s reliance on collaborative partners for milestone and royalty payments, regulatory hurdles facing Ligand’s product candidates, uncertainty regarding Ligand’s product development costs, the possibility that Ligand’s drug candidates might not be proved to be safe and efficacious, the commercial performance of
Ligand’s approved products, decreased demand for Captisol material and a possible failure to successfully combine the businesses of CyDex with Ligand’s business.  Additional risks may apply to forward-looking statements made in this presentation.
• The risk factors facing Ligand are explained in greater detail in Ligand’s filings with the
SEC, including the most recently filed annual reports on Form 10-K and quarterly reports on Form 10-Q, as well as other public filings.
• While forward-looking statements reflect our good faith beliefs (or those of the indicated
third parties), they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Safe Harbor Statement

Location La Jolla, CA
Recent Stock Price $9.02
Shares Outstanding 19.6 million
Market Cap ~$170 million
Main Assets • Numerous royalties
• Over 50 fully funded partnerships
• Fully owned development programs
• Substantial tax assets
Ligand Corporate Summary

4 Ligand’s Main Value Drivers 1. Blockbuster Program 2. Unique Asset Acquisition Focus 3. Large Asset Portfolio 4. Development and Licensing Platform

gsk GlaxoSmithKline

PROMACTA™ (eltrombopag olamine)

LIGAND

Blockbuster Drug Potential - Promacta
®
• Marketed drug for thrombocytopenia: serious and chronic blood disorder
• Opportunity for significant label expansion
18 ongoing studies conducted by GSK and investigators
Large market focus: Hepatitis C and cancer-related Thrombocytopenia
• Major Upcoming Catalyst: 2 pivotal Phase III trials to be completed this year
• Long patent life – thru 2024
• Significant tiered royalties (~9% on $1 billion in annual sales)

Pharmacopeia

NEUROGEN corporation

metabasis

GENAERA

CYDEX PHARMACEUTICALS

LIGAND

Business Model: Unique Asset Acquisition Focus
• The market environment and Ligand’s team have produced a
unique opportunity for acquiring quality biotech assets
• Five acquisitions in two years
• Result: Over past few years, substantially expanded portfolio (partnered and unpartnered assets) that have the potential to drive revenue and growth in value
*
* Genaera acquisition was for product royalty rights and not for an entire company

Through 5 acquisitions in past two years,
Ligand has amassed a rich trove of partnerships and assets
Large Asset Portfolio
Approved
13%
Preclinical
9%
Phase I
34%
Phase II
36%
Phase III
8%
Current  Asset Portfolio
• 7 marketed drugs
• More than 60 total programs
• More than 50 fully funded partner programs

Development and Licensing Engine
• In our history, we have done over 20 deals and discovered/co-discovered 5 approved drugs
• Ligand has the platform, assets and credentials to keep doing more deals
• Past 6 months track record
• Internal development of proprietary programs including SARM program for muscle wasting/frailty, which is currently finishing a Phase I trial
CombiChem deal • Combinatorial chemical library and screening technology divested to Venenum Biodesign
CXCR4 deal • Discovery deal in stem-cell space with British
company
Tanaproget deal • Pfizer sublicensed to undisclosed partner in women’s health space
Chiva deal • Basket of clinical-stage liver-targeted drugs for China

9 Promacta

• What does Promacta do?
Promacta is a once daily oral medicine that activates
the thrombopoietin (TPO) receptor
Activation of the TPO receptor causes an increase in
the production of platelets
• What is Promacta approved for?
Promacta is approved for ITP in U.S., Europe and
Japan
• What are the next indications for Promacta?
Promacta is in Phase III for Hep C-related
thrombocytopenia
Promacta is in Phase II for thrombocytopenia related to
various cancer types
Promacta
®
: A Projected Growth Driver for Ligand
Promacta is a first-in-class therapy for raising platelet levels in patients experiencing thrombocytopenia

• GSK is currently running two large Phase III studies in Hep C patients
Study 1 (PEGASYS/Ribavirin)
Study 2 (PEGINTRON/Ribavirin)
• Both studies are randomized, double blind, placebo controlled in 750 patients currently on peginterferon/ribavirin
• Primary outcome is Sustained Virologic Response (SVR) 6 months after treatment
• Promacta Hep C trials (trial completions targeted for 3Q11)
• Phase II data showed 65% of patients on 75mg daily of Promacta finished viral therapy course, compared to 6% on placebo
• 10% of all Hep C patients cannot finish viral therapy due to thrombocytopenia, resulting in a sub-optimal therapeutic response
Promacta and HepC-Related Thrombocytopenia
The ongoing Phase III studies for Hep C-related thrombocytopenia are the basis for a potentially large expansion of the Promacta value

• The platelet segment is expected to be the next frontier in the multi-billion dollar hematology market
• Promacta and its backup compound will, we believe, build a long-
term platelet franchise for GSK/Ligand
• GSK is expending large amounts of resources and money to
expand Promacta markets and indications
Two 750 patient studies for Hep C-related thrombocytopenia
Currently in multiple Phase I and Phase II studies for cancer-related thrombocytopenia
Filings and approvals in new countries
Promacta: Reasons for Excitement
Ligand shareholders have many reasons to be optimistic about Promacta

13 SARM Selective Androgen Receptor Modulator

• Aging baby boomers: 65+ is expected to grow from 35 million in
2000 to over 70 million in 2030
– Recent rate of disability —40% (ACS, 2004)
• The elderly: the fastest growing segment
– Grow from 3.0 to 6.2 million in the next decade
• Social Security Disability Program and the Supplemental Security
Program pay $62.5 billion yearly to 7.5 million disabled persons; this amount is expected to grow several-fold
The Staggering Cost of Disability and Aging

• 80 years of empiric, clinical, epidemiological, and clinical trials data provide unequivocal evidence that androgens increase skeletal muscle mass and strength
• Testosterone is not the answer
– Concern about potential adverse effects on prostate
– Many older men have microscopic foci of prostate cancer. Testosterone might make these subclinical foci grow
– Inherent bias towards detection of greater number of prostate events in
Testosterone-treated men
• We need a SARM
SARMs are non-steroidal androgens that act preferentially on skeletal muscle while sparing tissues associated with side effects, like the prostate
The Need for a SARM

SARM Overview
LGD-4033 retains the beneficial properties of natural androgens, while mitigating the toxic actions and side effects of steroidal androgens

• Phase I data – safety and potential efficacy
• LGD-4033 has desirable tissue-selective properties
- A potent, full agonist on bone with anabolic and
anti-resorptive effects
- A potent, full agonist on skeletal muscle with anabolic effects
- Acute and chronic muscle wasting disorders are an
emerging multi-billion dollar market
- Major growth potential as baby-boomers swell the US elderly population in the coming decades
• A low potency, weak agonist on prostate and  sebaceous
glands with high selectivity resulting in minimal drive on
these tissues

17 CyDex – Technology Platform and Select Key Assets

CyDex Corporate Overview
CyDex Quick Facts
– Private company founded in 1993 and located near Kansas City
– A successful, cash-flow positive business based on the Captisol
®
technology
– 5 FDA-approved compounds utilizing Captisol technology
– Now operates under Ligand as a wholly-owned subsidiary with 9 employees
Business Model
– Utilize Captisol to improve the efficacy, stability, solubility and patent life of new and existing drugs
– Pursue partnerships with traditional licensing terms and product sales revenue
Core Assets
– Proprietary Captisol technology platform and extensive Drug Master File
– >25 partnerships with the potential for future milestones and royalties
– Significant existing revenue generated from Captisol
– Internal pipeline of Captisol-enabled drugs for future licensing
2010 Key Financials
– $16.3 million in revenue
– $7.6 million in EBITDA

19 19
1. Immediately accelerates the projected financial growth of Ligand
• CyDex is a cash-flow positive business with revenues from royalties, material sales and licensing fees
• Ligand’s 2011 revenue with CyDex is projected to more than double versus Ligand’s stand-
alone revenue, not including any new licensing revenue (i.e. SARM) or accelerated growth in Promacta
®
royalties
2. A transformational portfolio acquisition that significantly expands
Ligand’s portfolio of fully funded programs
• The combined company has more than 60 programs (development stage and marketed drugs) up from 35 programs pre-acquisition
• The existing CyDex portfolio includes numerous high-quality license and royalty bearing agreements, including Onyx for carfilzomib and Prism for Nexterone
®
3. Provides proprietary and well-validated platform in the increasingly important drug reformulation segment of the pharma industry
• With increasing industry-wide clinical and regulatory challenges and the market erosion due to generics, we believe the need to protect and expand existing markets has never been greater
Top Three Reasons for the Acquisition

•
Captisol is a chemically modified cyclodextrin used to improve solubility, stability and bioavailability of active pharmaceutical ingredients (API)
•
Mainly used to formulate IV drugs, but can also be used for oral, ocular and topical formulations
•
Multiple Captisol-enabled products in clinical development and on the market
•
Extensive drug master file (DMF), patents and know-how built by CyDex over past 20 years provide important barriers to entry
•
Exclusively manufactured for CyDex by Hovione
What is Captisol
®
?

Pfizer

Bristol-Myers Squibb

PRISM PHARMACEUTICALS

LIGAND

FDA-Approved Captisol
®
Marketed Drugs
Drug Indication Partner Approved Markets
Abilify
®
IM Bipolar Disorder Bristol-Myers Squibb U.S, Europe
Nexterone
®
Ventricular Fibrillation Prism U.S.
VFEND
®
IV Antifungal Pfizer U.S., Europe, Japan
Cerenia
®
Canine
Motion Sickness
Pfizer U.S., Europe
Geodon
®
IV Schizophrenia Pfizer U.S., Europe
• Successful regulatory track record of five Captisol enabled drugs being approved and four currently paying royalties

•
Onyx Collaboration
– Captisol-enabled IV formulation of carfilzomib for refractory multiple myeloma
– CyDex receives milestones, royalties, and revenue from Captisol material sales
•
Prism Collaboration
– CyDex developed and licensed to Prism a Captisol-enabled IV formulation of amiodarone (Nexterone) for atrial fibrillation
• Prism has recently received FDA approval for Nexterone
– New Captisol formulation allows for more convenient premixed preparation that eliminates time and errors associated with pharmacy mixing
•
Undisclosed Large Pharma Captisol-Supply Collaborations
– CyDex currently has multiple collaborations with undisclosed large pharmaceutical companies to supply Captisol for their development programs. Multiple programs currently in late stage development
Key CyDex Collaborations

23 Financial Outlook and Upcoming Events

2010 Year-end Financial Information
•
2010 revenues total $23.5 million
–
$7.3 million in royalties
–
$16.2 million in collaborative R&D and other revenues
•
Total operating expenses total $54.5 million
–
$16.9 million in lease exit and termination costs
–
$22.1 million in R&D
–
$12.8 million in G&A
–
$2.8 million in write-off of acquired in-process R&D
•
Cash highlights: ~$30 million
–
$24 million – 2010 year-end cash
–
$1.5 million – Cash proceeds from recent deals
–
$4.5 million – Tax refund received subsequent to year-end
•
Q4 2010 share repurchases total ~$100,000 at average price of $8.53

2011 Revenue Outlook
• Total 2011 revenue currently projected to be
$22 - $24 million
– $9 - $10 million from original Ligand business
– $13 - $14 million from CyDex (partial year
accounting)
• Ligand (pre-CyDex) revenue currently expected to
consist of:
– Three royalty streams (Promacta, Avinza,
Conbriza)
– Revenue for license/deal fees
– With the termination of the Roche contract in
December 2010, Ligand will not be eligible to
receive $4 - $5 million in milestones that were
projected earlier
• Potential for additional sources of revenue and cash
in 2011 above these projections based on new
license agreements (i.e. SARM)
2011 Revenue Breakdown*
License And Other
Royalties
Material Sales
*Excludes revenue from new deals, if any
~15%
~35%
~50%

2011 Expense Outlook
•
Operating expenses currently expected to be $16 million to
$18 million
•
Average cost of goods as a percentage of material sales projected to be approximately 35%
•
CyDex non-cash amortization expense estimates to be determined in the near-term

Business built for financial growth
• Number of products expected to pay royalties to Ligand is growing:
• Once quarterly royalty revenue exceeds our low cost structure, Ligand expects to be sustainably profitable and cash flow positive
• Significant expense reduction over the past few years
- In 2008, 1 product (Avinza) paid royalties
- Now in 2011, 7 products are expected to pay us royalties
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
2009
2010*                             *
2011
1                                                              1
* Guidance as of 1/11
Illustrative Annual Expenses

Upcoming Portfolio Events
2011 Potential Near-Term Catalysts
•
Conbriza royalties commence Q1
•
Promacta Japan ITP launch Q1
•
Clopidogrel license deal Q1
• SARM Phase I data Q2
• Nexterone launch Q2
•
Promacta HepC Phase III data 2H
•
IL-9 Phase II data 2H
•
Promacta Phase II oncology data 2H
•
Dinaciclib Phase II data 2H
•
Carfilzomib NDA filing 2H
•
New CyDex Captisol license(s) 2H
• p38 trial initiation 2011
Approved
13%
Preclinical
9%
Phase I
34%
Phase II
36%
Phase III
8%

Event Location Date
•
Citi 2011 Global Health Care  Conference New York March 2
•
BIT's 3rd Annual World Congress of BIO-SOFT Beijing, China March 23
•
Analyst Day New York Q2
Upcoming Investor Events